Exhibit 10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         THIS AGREEMENT, made and entered into this 30th day of December, 2004, by and between THE RESOURCING SOLUTIONS GROUP,INC, a Nevada corporation (hereinafter called the "Seller"), ASMARA SERVICES I, INC., a North Carolina corporation (the "Corporation"), and PACEL CORP., a Virginia corporation (hereinafter called the "Buyer").

                                   WITNESSETH:

         WHEREAS, Seller owns, of record and beneficially, all of the issued and outstanding shares of stock of Corporation; and

         WHEREAS, the Seller desires to sell to the Buyer, and the latter desires to purchase from Seller, all of the shares of stock of Corporation issued and outstanding at closing; and

         WHEREAS, the parties desire to stipulate all of the terms, conditions and covenants of such purchase and sale;

         NOW, THEREFORE, in consideration of the premises, the representations, warranties and mutual covenants contained herein, IT IS AGREED:

                                    ARTICLE I
                                    ---------

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

         The Seller represents, warrants, covenants and agrees that the following are true and correct on the date hereof and will continue true and correct on each day through the closing date as though made as and of such date:


         1.1 Organization and Qualification. The Corporation is duly organized and existing under the laws of the state of North Carolina and has all necessary legal and corporate authority required to own, lease and operate its assets and properties and carry on its business at and in the place(s) where such business is now conducted and such properties are now owned, leased or operated, and it is duly qualified to do business and is in good standing in every jurisdiction in which its ownership or leasing of real property or the nature of the business conducted by it makes such qualification necessary.

         1.2 Capital Stock. The authorized capital stock of the Corporation consists solely of 100,000 shares of no par value common stock of which 100 shares are issued and outstanding. All of the issued and outstanding shares are duly and validly issued, fully paid and non assessable and were not issued in violation of any preemptive or similar right.

         1.3 Options, Etc. There are no outstanding options, warrants, rights, contracts or agreements of any kind for the issuance (upon conversion, exercise or otherwise) or sale of any additional shares of capital stock of the Corporation or for the issuance or sale of any other securities or obligations of the Corporation or for the purchase from the Corporation of any of its shares. Seller has ownership and control, both legally and beneficially, of all of the issued and outstanding capital stock of the Corporation and no other person or entity, including but not limited to Engineered Structural Systems, Inc., has any ownership right or claim with respect thereto.

         1.4 Stockholders. Seller owns of record and beneficially 100 shares of the issued and outstanding capital stock of the Corporation, which constitutes one hundred percent (100%) of the outstanding capital stock of the Corporation and all said shares are owned by Seller free and clear of any pledge, lien, encumbrance or agreement of any kind restricting transfer or sale. Seller is not subject to any restriction restricting the transfer contemplated by this Agreement; and Seller has valid and marketable title to the shares held by him, with full legal right, power and authority to execute, deliver and perform his obligations under this Agreement and to transfer and deliver his shares of the Corporation to Buyer in the manner provided by this Agreement.

         1.5 Affiliates. The Corporation owns 99% of N.C.S. LLC a North Carolina Limited Liability Company.

         1.6 Liabilities. Except as shown on the Balance Sheets, the Corporation has no liability or obligation, absolute or contingent, known or unknown, which is not reflected, reserved against or provided for to the full extent thereof on the Balance Sheets. There are no wages, bonuses, commissions, loans or other amounts due or payable by the Corporation to Seller or any affiliate of Seller or to other employees of the Corporation.

         1.7 Taxes. The Federal income tax returns of the Corporation have been filed or will be filed for all periods to and including December 2003, and all taxes shown on said returns have been paid or provided for in the latest Balance Sheet. The Corporation is not delinquent in the filing of any federal or any state or local tax returns or reports and all taxes shown on said returns or due for any period prior to closing, including returns not yet filed, have been paid or accrued for in the latest Balance Sheet; and, with regard to such returns or reports, the examination of which has been concluded by the appropriate governmental authority, all assessments and deficiencies or increases proposed have either been paid or are included in the liabilities or accruals for taxes provided for in the latest Balance Sheet. Any and all assessments and deficiencies or increases proposed as a result of any and all examinations or audits of any returns concluded by any taxing authority have either been paid or are included in the liabilities or accruals for taxes provided for in the latest Balance Sheet.

         1.8 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or threatened against the Corporation at law or in equity or before any governmental department, commission, board, agency or instrumentality, and there have been no occurrences prior to Closing which could result in any action, suit, proceeding or investigation. The Corporation is not in default with respect to or bound by any order, injunction or decree of any court, governmental department, commission, board, agency or instrumentality. Seller has no knowledge or reasonable basis for knowledge of any threatened actions, suits, proceedings or investigations pending against the Corporation at law or in equity or before any governmental department, commission, board, agency or instrumentality.

         1.9 Adverse Agreements. Neither the Corporation nor the Seller is a party to any contract or agreement which will survive the Closing, nor is the Corporation subject to any charter provision or other legal restriction that prevents or restricts complete fulfillment of all the terms and conditions of this Agreement or compliance herewith or which materially and adversely affects the business, property, assets or condition, financial or otherwise, of the Corporation.

         1.10 Absence of Certain Changes or Events. Since the latest Balance Sheet Date, the Corporation has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any obligation or liability, absolute or contingent; (ii) paid any obligation or liability (absolute or contingent) other than current liabilities reflected as shown in the latest Balance Sheet provided pursuant to this Agreement and current liabilities incurred since that date in the ordinary course of business; (iii) mortgaged, pledged or subjected to lien, charge or encumbrance any of its assets, real or personal, tangible or intangible, or canceled any of its debts or claims, except in each case, in the ordinary course of business; (iv) suffered any losses or waived or released any rights of value, (v) issued or delivered or contracted to issue or deliver any stocks, bonds or other corporate securities, or granted or agreed to grant any options (including employee stock options) or warrants calling for the issue thereof; (vi) increased, decreased or reclassified its capital stock or amended its Articles or Bylaws; (vii) declared or made or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders (except as herein specifically set forth), or redeemed or purchased or agreed to purchase or redeem, any shares of its stock; (viii) made any accrual or arrangement for a payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (ix) declared any compensation payable or to become payable to any of its officers or employees or adopted any profit sharing, bonus, deferred compensation, insurance provision, retirement or any other employee benefit plan, payment or arrangement for or with any such officers or employees; or (x) entered into any other transaction, except as contemplated by this Agreement.

         1.11 Scheduled Property. The Corporation does not own or lease any real or tangible personal property. The Corporation has and on the closing date will have good and marketable title to all of its properties and assets reflected in the Closing Financial Statements free and clear of all defects, liens, encumbrances, claims or rights of third parties.

         1.12 Material Change. Since the Balance Sheet Date, there has not been:

                  (a) Any change in the Corporation's business or in its condition, financial or otherwise, other than changes in the ordinary course of business, none of which is materially adverse;

                  (b) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the ability of the Corporation to conduct its business; or any other damage, destruction or loss of any material nature;

                  (c) Any labor dispute or any event or condition of any character materially and adversely affecting the business of the Corporation;

                  (d)      Any event or condition of any  character,  materially
and  adversely  affecting  the  Corporation's   business,   prospects  or  state
unemployment tax rate.

         1.13 Contracts, Leases, Etc. The Corporation has no existing contracts (whether written or oral) of any nature except through its subsidiary N.C.S. LLC which has a contractual right to provide Workers Compensation
Insurance through the Phoenix Fund. The Corporation has performed in all material respects all obligations required to be performed by it and is not in default in any material respect, under any previous agreement, obligation or other commitment (oral or written), leases or license agreements or franchise agreements to which it was a party or to which it was bound. The Corporation is not a guarantor or secondarily liable for the payment of any debt, liability or dividend.

         1.14 Compliance With Laws. The Corporation has complied with all laws, regulations, ordinances and orders applicable to its businesses and properties, and no notice has been given to the Corporation claiming any violation thereof.

         1.15 Conduct of Business. Pending closing and except as may first be approved by Buyer in writing, or as is otherwise permitted by this Agreement.

                  (a) The business of the Corporation will be conducted only in its ordinary course and the character of such business shall not be changed nor any different business undertaken;

                  (b) No material contract, commitment or understanding of any kind will be entered into by and on behalf of the Corporation;

                  (c) No material business decision or action shall be made or taken;

                  (d) The Corporation and the Seller will duly comply and act in accordance with the provisions of the representations and warranties contained in this Agreement.

                  (e) Consents. No consents of any person will be required in order effectively to preserve to the Corporation the rights and benefits it is currently entitled to after closing or in order to close the transactions contemplated hereby.

         1.16 Governmental Authorization. The Corporation has all licenses, franchises, permits and other governmental authorizations that are required in connection with its business as conducted on the date hereof.

         1.17 Disclosure. No statement of fact by Seller in this Agreement or in any statement furnished or to be furnished to Buyer pursuant hereto or in connection with any transaction contemplated hereby contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the statements herein or therein not misleading.

         1.18 Stock. Seller hereby represents and warrants that the original certificates evidencing the issued and outstanding shares of Corporation have been transferred in accordance with the laws of North Carolina to buyer.

                                   ARTICLE II
                                   ----------

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

         Buyer represents, warrants, covenants and agrees that the following are true and correct on the date hereof and will continue true and correct on the closing date as though made as and of such date:

         2.1 Status. Buyer is a corporation, not a minor, not in the military service and is compis mentis.

         2.2 Restrictions. Buyer is not subject to any restrictions contained in any agreement or decree which would prevent the consummation of the transactions contemplated by this Agreement, nor will such transactions result in the breach of any term or provision or constitute a default under any such document.

         2.3      Authorization. This Agreement has been duly approved by Buyer.

                                   ARTICLE III
                                   -----------

                                  SALE OF STOCK
                                  -------------

         Subject to and in reliance upon the representations, warranties, covenants and agreements herein contained and subject to the terms and conditions herein stated:

         3.1 Agreement to Sell. Seller agrees to sell, transfer and deliver to Buyer on the closing date all of the issued and outstanding capital stock of the Corporation (the "Stock"), and Buyer agrees to purchase from Seller on the closing date all of said stock for a total purchase price equal Three Hundred Thousand and no/100ths DOLLARS ($300,000.00).

         3.2 Payment of Purchase Price. The purchase price shall be payable in cash at Closing.

         3.3 Closing. The closing of the sale provided by this agreement shall be at the office of Seller on the 30th day of December, 2004 (the "Closing Date"), unless accelerated or extended by mutual agreement of the parties. If the parties agree, the transaction may be closed by mail. At the closing Seller shall deliver to Buyer all of the issued and outstanding shares of stock of the Corporation duly endorsed for transfer with signatures notarized or accompanied by duly executed stock powers with signatures notarized, in exchange for the payment and delivery to Seller of the purchase price. In addition, (a) Seller shall deliver to Buyer (i) the minute books, stock books, stock transfer books, corporate seal, files, ledgers, books of account, contracts and other valuable papers and assets of the Corporation, (ii) the written resignations of each director and officer of the Corporation, (iii) all policies of insurance issued to or for the benefit of the Corporation currently in effect, and all policies expired but covering claims not barred by any Statute of Limitations, and (iv) a Certificate of Good Standing of the Corporation from the State of North Carolina, dated not more than ten (10) days prior to the closing; and (b) the parties shall deliver or cause to be delivered any other certificates, opinions or other documents required as provided for under this Agreement.

         3.4 Deposits and Closing & Expenses. Seller shall have the right to the refund of any deposits (e.g., for utilities, leaseholds, etc.). Each party shall be responsible for their own attorney's fees and other costs in connection with the closing of the transaction contemplated by this Agreement.

         3.5 Certain Assets of the Corporation. Notwithstanding anything to the contrary contained herein or appearing on any Balance Sheets or Income Statements attached hereto, all of the assets of the Corporation, after payment of all liabilities of the Corporation, shall be distributed to Seller prior to closing and shall become the property of Seller, it being the intention of the parties that the Buyer receive the Corporation with only the Retained Assets and no current or long-term liabilities of any kind.

         3.6 Leases, Contracts, and Employees. Seller shall at or before closing terminate or assume and have the Corporation released from all liability under each lease covering real property leased by the Corporation; and Buyer and the Corporation are hereby indemnified and held harmless by Seller of and from any liability thereon in accordance with the indemnification provisions hereinafter set forth in this Agreement. Seller shall at or before closing terminate or assume and have the Corporation released from all liability under any and all contracts, including but not limited to equipment leases, licenses and franchise agreements to which the Corporation is a party; and Buyer and the Corporation shall be indemnified by Seller of and from any liability thereon in accordance with the indemnification provisions hereinafter set forth in this Agreement.

                                   ARTICLE IV
                                   ----------

                          INDEMNIFICATIONS AND RELEASE
                          ----------------------------

         4.1      Indemnification of Buyer.

                  (a) Agreement to Indemnify. Seller agrees to indemnify and hold harmless the Buyer and, after the closing date, the Corporation, against any and all losses, claims, damages or liabilities (including the reasonable cost of investigating or defending any alleged losses, claims, damages or liabilities and reasonable counsel fees incurred in connection therewith) to which the Buyer or the Corporation may become subject, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any liability of the Corporation which arose on or before or is based upon events or transactions occurring on or before the closing date; (ii) any commitment, contract, indebtedness, liability or obligation of any nature of the Corporation (including without limitation any liability for Federal, state or local income or property taxes) as a result of transactions or occurrences prior to the closing date; or (iii) any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement on the part of the Seller under or in connection with this Agreement, or (iv) any real property lease, contract, equipment lease, license, franchise agreement, employee or employment matter which Seller is required to terminate or to have the Corporation terminate or which Seller is required to assume.

                  (b) Notice of Claims. In case any claim is made, any suit or action commenced, or notice given of any administrative or other proceeding against the Buyer or the Corporation or their successors in respect of which indemnity may be recovered pursuant to this Paragraph 4.1 (a "Covered Claim"), the following provisions shall apply:

                           (i)      The Buyer shall promptly give written notice
thereof to the Seller (for the purposes of this Paragraph 4.1(b) references to the Buyer include the Buyer, the Corporation and their respective successors) and within twenty (20) days after the Buyer has given such notice, the Seller may give the Buyer written notice of its election to participate in (or if the Buyer does not desire to defend, to conduct) the defense thereof at its own expense (but if the Buyer shall determine to defend it shall at all times have the right to conduct and control the defense thereof);

                           (ii)     Any   covered    claim   may   be   settled,
compromised or satisfied by the Buyer (whether or not the Seller has elected to participate in the defense thereof) after notice thereof by the Buyer to the Seller of the settlement terms and the Buyer's intent to effect such settlement, unless within ten (10) days after such notice the Seller notifies the Buyer of his election to assume (or if it is then participating in the defense thereof, to continue) the defense of such covered claim and posts a bond or cash collateral with the Buyer in the full amount being claimed;

                           (iii)    Any   such    settlement,    compromise   or
satisfaction made by the Buyer, or any final judgment or decree entered in any Covered Claim defended only by the Seller (or with respect to which the Seller participated in the defense, or with respect to which none of the parties hereto participated in the defense) in accordance with this Paragraph 4.1 (b) shall be obligatory and binding upon the Seller as fully as if it alone had assumed the defense thereof and a final judgment or decree had been entered in such suit or action or with regard to such claim by a court of competent jurisdiction for the amount of such settlement, compromise, satisfaction, judgment or decree; and the Buyer shall be entitled to indemnification to the extent provided in this Paragraph 4.1 with respect to such settlement, compromise, satisfaction, judgment or decree, irrespective of the nature of claims or liabilities respecting any of the foregoing, or the manner in which any such claims or liabilities respecting any of the foregoing, or the manner in which any such claims or liabilities arise whether the same are meritorious or not, whether they are heretofore or hereafter incurred, and whether any such losses, costs, expenses, damages or liabilities are incurred or suffered by the Buyer as a result of any investigation, proceeding, settlement or otherwise. Any cash collateral or bond posted by Seller with the Buyer may be used to satisfy any claim which is finally adjudicated.

         4.2 Release. Seller does hereby agree that, as of the closing date, Seller hereby releases and holds Buyer and the Corporation harmless from any and all liabilities and claims which Seller may have against Buyer and/or the Corporation except (a) liabilities and claims arising out of this Agreement, including, but not limited to, the obligation of Buyer to pay the purchase price of the Stock to Seller in accordance with the provisions of Section 3.2 hereof, and (b) any tax refund flowing to Seller through the Corporation for any period prior to the closing date.

                                    ARTICLE V
                                    ---------
                              CONDITIONS TO CLOSING
                              ---------------------

         5.1 Conditions of Buyer's Obligations. The obligations of Buyer hereunder are subject to the satisfaction or the waiver thereof by Buyer in its absolute discretion, of each of the following conditions on or before closing date:

                  (a) Inspection of Books and Records. Buyer shall have inspected and reviewed the books and records of the Corporation and any other information requested by Buyer, and Buyer, in its sole discretion, shall not have any concerns about the same. Seller will, immediately upon execution of this Agreement, make such books and records available to Buyer and Buyer's representatives for inspection and copying, and such books and records shall include, but shall not be limited to all corporate state and federal tax returns for the past three (3) years, and all invoices, purchase invoices, sales ledgers and invoice books for the past three (3) years.

                  (b) Material Error, Access, Etc. Buyer shall not have discovered any material error, misstatement or omission in any representations or warranties made herein, and all of the terms and conditions in this Agreement to be complied with and performed by Seller on or before closing date shall have been complied with and performed. It is agreed that the Corporation shall give to the Buyer, and to Buyer's counsel, accountants and other representatives, full access, during normal business hours throughout the period from and after the date hereof until closing, to its books, contracts, commitments and records pertaining thereto, and shall furnish the Buyer during such period with all such information concerning the Corporation's affairs as Buyer may reasonably request. The foregoing shall not affect Buyer's right to rescind this Agreement for any material misrepresentations made herein nor shall it affect Seller' liability after closing, for any misrepresentation or omission in any of the warranties and representations made herein.

                  (c) Adverse Development. There shall not have been any development in the Corporation's business or tax status since the Balance Sheet Date, which would have a materially adverse effect on the value thereof. (d) Delivery of Shares. Seller shall deliver all of the Stock, in accordance with the terms hereof, to Buyer at closing.

         5.2 Conditions of Seller's Obligations. The obligations of Seller hereunder are subject to Seller not having discovered any material error, misstatement or omission in any representations or warranties made herein, and all of the terms and conditions in this agreement to be complied with and performed by Buyer on or before the closing date shall have been complied with and performed.

         5.3 Failure to Satisfy Condition. If any condition is not satisfied or waived on or prior to the closing date, the party whose obligations are subject to such satisfaction or waiver may at its or their option, terminate this Agreement without further obligation. If this Agreement is so terminated, then neither party shall be liable to the other for any costs, fees or expenses.

                                   ARTICLE VI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         6.1 Governing Law. This agreement shall be construed and enforced under the laws of the State of North Carolina.

         6.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Buyer, its heirs, personal representatives, successors and assigns, and Seller, its heirs, personal representatives, successors and assigns. Without limiting the foregoing, the Corporation's rights hereunder may be enforced in its own name.

         6.3 Legal and Accounting Fees. Unless the parties otherwise agree, since this Agreement is for the sale by Seller of its stock in the Corporation, the Corporation shall not be charged with any legal or accounting fees for services rendered relating to this Agreement, negotiation therefor, or consummation thereof.

         6.4 Notice. All notices necessary or desired to be given hereunder shall be in writing and sent by certified or registered mail, postage prepaid, if for Seller addressed to:

                  Gary Musselman
                  10108 Industrial Drive
                  Pineville, North Carolina 28134

and if for Buyer addressed to it:

                  Gary Musselman
                  10108 Industrial Drive
                  Pineville, North Carolina 28134

or to such other address as any of the parties hereto may designate by certified mail, as above provided and will be deemed given when deposited in the United States mail.

         6.5      Representations   and  Warranties  to  Survive  Closing.   All
representations, warranties and agreements made by any party hereto in this Agreement or pursuant hereto shall survive the closing date of this Agreement, and any investigation made by or on behalf of any party. All statements contained herein or in any certificate, exhibit, list or other document shall be deemed to be representations and warranties.

         6.6 Headings. The various headings used in this Agreement are for convenience only and shall not be used in interpreting the text of the Agreement.

         6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute together one and the same instrument. A faxed signature shall, for the purposes of this Agreement, be deemed an original.

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement on the day and year first above written.

SELLER:

THE RESOURCING SOLUTIONS GROUP, INC

By:/s/ GARY A. MUSSELMAN
   --------------------------------
    Gary A. Musselman, President

BUYER:

PACEL CORP.

By:/s/ GARY A. MUSSELMAN
   --------------------------------
    Gary A. Musselman, President

ASMARA SERVICES I, INC.

By:/s/ GARY A. MUSSELMAN
   --------------------------------
    Gary A. Musselman, President

                                 Exhibit 2.2 to
                          Securities Purchase Agreement

PROMISSORY NOTE

$300,000.00                                                    DECEMBER 30, 2004

FOR VALUE RECEIVED, the undersigned, PACEL CORP, INC ("Maker"), a Virginia corporation, hereby promises to pay to the order of The Resourcing Solutions Group, Inc, a Nevada company, the aggregate, principal sum of $300,000, together with interest on the unpaid principal balance, in accordance with the schedule attached hereto and incorporated herein.

1. The principal and interest indebtedness evidenced hereby shall be a payable in accordance with Schedule 1 attached hereto and made a part hereof.

2. All payments on account of the indebtedness represented by this Note shall be applied first to accrued and unpaid interest and the remainder to principal. This Note may be prepaid by Maker at any time, in whole or in part, without premium or penalty There shall be no default under paragraph 1(a) unless the required amount is not received by the holder of this Note by the tenth day of the month.

3. Payments shall be made to The Resourcing Solutions Group, Inc, care of Gary Musselman, 10108 Industrial Drive, Pineville NC 28134, or such other address as the holder of this Note may designate in writing.

4. All parties to this Note jointly and severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor

5. In the event of a default by Maker under this Note, the holder of this Note shall have the following rights: (a) to enforce one or more remedies available to it under law, equity or hereunder, and such action shall not operate to estop or prevent it from pursuing any further remedy which it may have; (b) to declare the entire unpaid balance due at any time; (c) to impose a late charge equal to five percent (5%) of the unpaid amount if any payment to be made hereunder is not received in full by the due date; and (d) to increase the rate of interest applicable to the entire unpaid principal balance of this Note by an increment of an additional five percent (5%) per annum, unless such increase exceeds the maximum increase permitted by applicable law in such circumstances, in which event said rate of interest shall be increased by that increment which is the maximum increase permitted by law in such circumstances.

6. This Promissory Note shall automatically terminate and be cancelled upon the occurrence of any of the following events: (i) failure of holder or its assigns to pay each installment of the Loans as required by the terms of the Loans described in Schedule 1 attached hereto, or a default under the terms of the Loans; and (ii) a breach of the Stock Purchase Agreement (collectively referred to as an "Event of Default"). Maker shall provide written notice of any such Event of Default to holder, and this promissory Note shall terminate and be cancelled as of the date of such notice. Maker shall have no further obligations whatsoever under this Promissory Note after providing the notice described herein.

7. The acceptance by the holder of this Note of any partial payment made hereunder after the due date of any installment under this Note shall not establish a custom or waive any rights of said holder to enforce prompt payment hereof. Demand, presentment for payment, protest, and notice of nonpayment and protest are hereby waived by the undersigned.

8. By exercising or failing to exercise any of its rights, options or elections hereunder, the holder of this Note shall not be deemed to have waived any breach or default on the part of Maker or to have released Maker from any of its obligations hereunder, unless such waiver or release is in writing and signed by the holder of this Note. In addition, the waiver by the holder of this Note of any breach hereof or default in payment of any indebtedness secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default.

9. All notices, demands, and other communications given hereunder shall be in writing and shall be sent by overnight courier, to such address as the holder of this Note or Maker shall have furnished the other in writing, and shall be deemed to have been given at the time received.

10. All agreements, conditions, and provisions of this Note shall apply to and bind the successors and assigns of all parties hereto. Every provision hereof is intended to be severable. If any provision of this Note is determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the provisions hereof which shall remain binding and enforceable.

11. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA. MAKER HEREBY IRREVOCABLY CONSENTS TO JURISDICTION IN THE STATE OF NORTH CAROLINA AND VENUE IN THE COUNTY OF MECKLENBERG FOR SUCH PURPOSES AND SERVICE OF PROCESS BY U.S. MAIL AND WAIVES ANY AND ALL RIGHTS TO CONTEST SUCH JURISDICTION AND VENUE FOR THE PURPOSE OF ENFORCING THIS NOTE AND ALL RELATED DOCUMENTS DELIVERED IN CONNECTION THEREWITH.


PACEL CORP.

/s/ GARY A. MUSSELMAN
-----------------------
Gary A. Musselman
Its: President